                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 1998

                              --------------------

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

                              --------------------

          Delaware                      1-8597                          94-2657368
(State or other jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
     of incorporation)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

On February 25, 1998, The Cooper Companies, Inc. (the "Company") completed the purchase for $10 million a 10% equity position in Litmus Concepts, Inc. and obtained the exclusive U.S. and Canadian license rights for the women's healthcare professional market to four patented diagnostic tests that comprise the FemExam'r' TestCard'tm' System. The agreement to purchase was announced in a press release issued on February 23, 1998. This release is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

Exhibit
  No.      Description
-------    -----------
 99.1      Press Release dated February 23, 1998 of The Cooper Companies, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE COOPER COMPANIES, INC.


                                      By /s/ Robert S. Weiss
                                         ---------------------------------------
                                             Robert S. Weiss
                                             Executive Vice President, Treasurer
                                             and Chief Financial Officer

Dated:  February 27, 1998


                           STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as................................'tm'

The registered trademark symbol shall be expressed as......................'r'

                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
  No.       Description                                            Numbered Page
-------     -----------                                            -------------
 99.1       Press Release dated February 23, 1998 of The Cooper
            Companies, Inc.